SEACOAST BANKING CORPORATION OF FLORIDA APPOINTS
CHARLES M. SHAFFER AS CHAIRMAN OF THE BOARD OF DIRECTORS

Completes Leadership Succession Plan

STUART, Fla., February 3, 2022 -- Seacoast Banking Corporation of Florida ("Seacoast" or the "Company") (NASDAQ: SBCF), one of the largest community banks in Florida, today announced that Charles (Chuck) M. Shaffer, Seacoast's Chief Executive Officer (CEO), will assume the additional position of Chairman of Seacoast's Board of Directors (the "Board") and the Company's principal operating subsidiary, Seacoast National Bank (the "Bank"), effective February 3, 2022. Dennis S. Hudson, III, current Executive Chairman of the Board and former Chairman of the Board and CEO, will continue to serve as a member of the Board of the Company and the Bank, and Christopher E. Fogal will continue to serve as the Board's Lead Independent Director.

Mr. Shaffer said, “On behalf of Seacoast’s Board, our nearly 1,000 associates and the many customers and communities we serve across Florida, we thank Denny for his outstanding leadership over more than four decades. We are pleased our Board will continue to benefit from his deep market expertise and institutional knowledge. With the support of the Board, I look forward to continuing to execute our balanced growth strategy while building on the strong foundation that has led Seacoast to become Florida’s preeminent community bank.”

In connection with Mr. Shaffer’s elevation to Chairman, Mr. Hudson stated, “Seacoast has performed admirably since Chuck was appointed President and CEO earlier last year. Under his leadership, Seacoast has continued to deliver increasing tangible book value per share, expanded its presence, both organically and through acquisitions, and capitalized on Florida’s robust economic expansion by making further investments in commercial banking and technology. The Board’s unanimous decision to elect Chuck as Chairman reflects our confidence in his leadership and marks the last step in our methodical succession plan announced in 2020.”

Mr. Hudson further added, “I look forward to continuing to serve on our Board, extending my family’s long history with Seacoast, which my grandfather chartered in 1926, and my father and uncle led until I became Chairman and CEO in 1992.”

About Seacoast Banking Corporation of Florida (NASDAQ: SBCF)
Seacoast Banking Corporation of Florida (NASDAQ: SBCF) is one of the largest community banks headquartered in Florida with approximately $9.7 billion in assets and $8.1 billion in deposits as of December 31, 2021. Seacoast provides integrated financial services including commercial and consumer banking, wealth management, and mortgage services to customers at over 50 full-service branches across Florida, and through advanced mobile and online banking solutions. Seacoast National Bank is the wholly-owned subsidiary bank of Seacoast Banking Corporation of Florida. For more information about Seacoast, visit www.SeacoastBanking.com.

Cautionary Notice Regarding Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning, and protections, of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including, without limitation, statements about future financial and operating results, as well as statements with respect to Seacoast's leadership team and board of directors, objectives, strategic plans, expectations and intentions and other statements that are not historical facts, any of which may be impacted by the COVID-19 pandemic and related effects on the U.S. economy. Actual results may differ from those set forth in the forward-looking statements.

Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates and intentions about future performance and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance or achievements of Seacoast to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. You should not expect us to update any forward-looking statements.

All statements other than statements of historical fact could be forward-looking statements. You can identify these forward-looking statements through our use of words such as "may", "will", "anticipate", "assume", "should", "support", "indicate", "would", "believe", "contemplate", "expect", "estimate", "continue", "further", "plan", "point to", "project", "could", "intend", "target" or other similar words and expressions of the future. These forward-looking statements may not be realized due to a variety of factors, including, without limitation: the effects of future economic and market conditions, including seasonality and the adverse impact of COVID-19 (economic and otherwise); governmental monetary and fiscal policies, including interest rate policies of the Board of Governors of the Federal Reserve, as well as legislative, tax and regulatory changes, including those that impact the money supply and inflation; changes in accounting policies, rules and practices, including the impact of the adoption of CECL; our participation in the Paycheck Protection Program ("PPP"); the risks of changes in interest rates on the level and composition of deposits, loan demand, liquidity and the values of loan collateral, securities, and interest sensitive assets and liabilities; interest rate risks, sensitivities and the shape of the yield curve; uncertainty related to the impact of LIBOR calculations on securities and loans; changes in borrower credit risks and payment behaviors; changing retail distribution strategies, customer preferences and behavior; changes in the availability and cost of credit and capital in the financial markets; changes in the prices, values and sales volumes of residential and commercial real estate; our ability to comply with any regulatory requirements; the effects of problems encountered by other financial institutions that adversely affect us or the banking industry; our concentration in commercial real estate loans; inaccuracies or other failures from the use of models, including the failure of assumptions and estimates, as well as differences in, and changes to, economic, market and credit conditions; the impact on the valuation of our investments due to market volatility or counterparty payment risk; statutory and regulatory dividend restrictions; increases in regulatory capital requirements for banking organizations generally; the risks of mergers, acquisitions and divestitures, including our ability to continue to identify acquisition targets, successfully acquire and integrate desirable financial institutions and realize expected revenues and revenue synergies; changes in technology or products that may be more difficult, costly, or less effective than anticipated; our ability to identify and address increased cybersecurity risks; inability of our risk management framework to manage risks associated with our business; dependence on key suppliers or vendors to obtain equipment or services for our business on acceptable terms; reduction in or the termination of our ability to use the mobile-based platform that is critical to our business growth strategy; the effects of war or other conflicts, acts of terrorism, natural disasters, health emergencies, epidemics or pandemics, or other catastrophic events that may affect general economic conditions; unexpected outcomes of and the costs associated with, existing or new litigation involving us; our ability to maintain adequate internal controls over financial reporting; potential claims, damages, penalties, fines and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions; the risks that our deferred tax assets could be reduced if estimates of future taxable income from our operations and tax planning strategies are less than currently estimated and sales of our capital stock could trigger a reduction in the amount of net operating loss carryforwards that we may be able to utilize for income tax purposes; the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market areas and elsewhere, including institutions operating regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the Internet; and the failure of assumptions underlying the establishment of reserves for possible loan losses.

All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2020 and quarterly reports on Form 10-Q for the quarters ended March 31, 2021, June 30, 2021 and September 30, 2021 under "Special Cautionary Notice Regarding Forward-looking Statements" and "Risk Factors", and otherwise in our SEC reports and filings. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC's Internet website at www.sec.gov.

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CONTACT:
Rafael Brazon-Di Fatta
rafael@sachsmedia.com
(786) 567-2791